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                                                                    EXHIBIT 99.1

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Vineyard National Bancorp (the "Company") on Form 10-Q for the nine month period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned's best knowledge and belief:

        (a) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 14th day of November, 2002.


                                        Vineyard National Bancorp
                                        ----------------------------------------
                                        ("Company")


                                        /s/ Norman Morales
                                        ----------------------------------------
                                        Norman Morales
                                        President and
                                        Chief Executive Officer


                                        /s/ Gordon Fong
                                        ----------------------------------------
                                        Gordon Fong
                                        Senior Vice President and
                                        Chief Financial Officer